                                                                    EXHIBIT 10.3

                                 SHOPPING.COM

                                 REGULATION D
                        COMMON STOCK PRIVATE EQUITY LINE
                             SUBSCRIPTION AGREEMENT

     THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE OR OTHER SECURITIES AUTHORITIES. THEY MAY NOT BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE FEDERAL AND STATE SECURITIES LAWS.

     THIS SUBSCRIPTION AGREEMENT DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO PURCHASE, ANY OF THE SECURITIES DESCRIBED HEREIN BY OR TO ANY PERSON IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES AUTHORITIES, NOR HAVE SUCH AUTHORITIES CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. A-NY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     AN INVESTMENT IN THESE SECURITIES INVOLVES A HIGH DEGREE OF RISK. SUBSCRIBER MUST RELY ON THEIR OWN ANALYSIS OF THE INVESTMENT AND ASSESSMENT OF THE RISKS INVOLVED. SEE THE RISK FACTORS SET FORTH IN THE ATTACHED DISCLOSURE DOCUMENTS AS EXHIBIT J.
                             ---------

     SEE ADDITIONAL LEGENDS AT SECTIONS 4.7 and 10.

         THIS REGULATION D COMMON STOCK PRIVATE EQUITY LINE SUBSCRIPTION AGREEMENT (this "Agreement") is made as of the 14th day of December, 1998, by
                                               ----
and between SHOPPING.COM, a corporation duly organized and existing under the laws of the State of California (the "Company"), and the undersigned subscriber executing this Agreement ("Subscriber")

                                   RECITALS:

     WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue to the Subscriber, and the Subscriber shall purchase from the Company, from time to time as provided herein, shares of the Company's Common Stock, no par value per share (the "Common Stock"), as part of an offering of Common Stock by the Company to Subscriber, for a maximum aggregate offering amount of Sixty Million Dollars ($60,000,000) (the "Maximum Offering Amount"); and

     WHEREAS, the solicitation of this subscription and, if accepted by the Company, the offer and sale of the Common Stock are being made. in reliance upon the provisions Of Section 4(2) and upon the provisions of Regulation D ("Regulation D"), each promulgated under the Securities Act of 1933, as amended and the rules and regulations promulgated thereunder (the "Act! "), and/or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the purchases of Common Stock to be made hereunder.

                                     TERMS:

     NOW, THEREFORE, the parties hereto agree as follows:

     1. Certain Definitions. As used in this Agreement (including the recitals above), the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

     "Accredited Investor" shall have the meaning set forth in Section 3.1.

     "Act" shall mean the Securities Act of 1933, as amended.

     "Advance Put Notice" shall have the meaning set forth in Section 2.3.1(a) the form of which is attached hereto as Exhibit E.
                                             ---------

     "Advance Put Notice Confirmation" shall have the meaning set forth in
Section 2.3. 1 (a), the form of which is attached hereto as Exhibit F.
                                                            ---------

     "Advance Put Notice Date" shall have the meaning set forth in Section 2.3.1(a).

     "Aggregate Issued Shares" equals the aggregate number of shares of Common Stock issued to Subscriber pursuant to the terms of this Agreement or the Registration Rights Agreement as of a given date, including Put Shares and Warrant Shares.

     "Agreement" shall mean this Regulation D Common Stock Private Equity Line Agreement.

     "Automatic Equity Line Termination" shall have the meaning set forth in
Section 2.3.2.

     "Bid Price" shall mean the bid price of the Common Stock on the Company's Principal Exchange.

     "Bring Down Cold Comfort Letters" shall have the meaning set forth in
Section 2.3.6(b).

     "Business Day" shall mean a time period beginning at the time of day in question and ending at the same time of day on the next day normally considered a business day.

     "Calendar Month" shall mean the period of time beginning on the numeric day in question in a calendar month (the "Numeric Day") and for Calendar Months thereafter, beginning on the earlier of (i) the same Numeric Day of the next calendar month or (ii) the last day of the next calendar month. Each Calendar Month shall end on the day immediately preceding the beginning of the next succeeding Calendar Month.

     "Cap Amount" shall have the. meaning set forth in Section 2.3.11.

     "Cap Limit Shares" shall have the meaning set forth in Section 2.3.11.

     "Capital Raising Limitations" shall have the meaning set forth in Section 6.6.1.

     "Capitalization Schedule" shall have the meaning set forth in Section 3.2.4, attached hereto as Exhibit K.
                          ---------

     "Closing" shall mean one of the Private Equity Line Commitment Closing and closings of a purchase and sale of Common Stock pursuant to Section 2.

     "Closing Bid Price" means, for any security as of any date, the last closing bid price for such security on the O.T.C. Bulletin Board, or, if the O.T.C. Bulletin Board is not the principal securities exchange or trading market for Such security, the last closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by such principal securities exchange or trading market, or if the foregoing do not apply the last closing bid price of such security in the over-the-counter market on the electronic bulletin board for such security, or, if no closing bid price is reported for such security, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Bid Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as mutually determined by the Company and the Subscriber in this Offering, If the Company and the Subscriber in this Offering are unable to agree upon the fair market value of the Common Stock, then such dispute shall be resolved by an investment banking firm mutually acceptable to the Company and the Subscriber in this offering and any fees and costs associated therewith shall be paid by the Company.

     "Commitment Evaluation Period" shall have the meaning set forth in Section 2.7.

     "Commitment Warrants" shall have the meaning set forth in Section 2.7.

     "Commitment Warrant Opinion of Counsel" shall mean an opinion from Company's independent counsel, in the form attached as Exhibit C. or such other
                                                       ---------
form as agreed upon by the parties, as to the issuance of Commitment Warrants to the Subscriber or its designated assignees.

     "Common Shares" shall mean the shares of Common Stock of the Company.

     "Common Stock" shall mean the, common stock of the Company, no par value per share.

     "Company" shall mean Shopping.Com, a corporation duly organized and existing under the laws of the State of California

     "Company Equity Line Termination" shall have the meaning set forth in
Section 2.3.14.

     "Conditions to Subscriber's Obligations" shall have the meaning as set forth in Section 2.2.4.

     "Delisting Event" shall mean any time during the term of this Subscription Agreement, that the Company's Common Stock is not listed and available for trading on the O.T.C. Bulletin Board, the Nasdaq Small Cap Market, the Nasdaq National Market, the American Stock Exchange, or the New York Stock Exchange or is suspended or delisted with respect to the trading of the shares of Common Stock on such market or exchange.

     "Disclosure Documents" shall have the meaning as set forth in Section
3.2.4.

     "Effective Date" shall have the meaning set forth in Section 2.3.1.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Extended Put Period" shall mean the period of time between the Advanced Put Notice Date until the Put Closing Date.

     "Gross Discount Amount" shall equal 17% of the aggregate Put Dollar
                                         ---
Amount paid to the Company by the. Subscriber during the applicable Commitment Evaluation Period.

     "Impermissible Put Cancellation" shall have the meaning set forth in
Section 2.3.1 (d).

     "Individual Put Limit" shall have the meaning set forth in Section
2.3.3(a).

     "Ineffective Period" shall mean any period of time that the Registration Statement or any Supplemental Registration Statement (each as defined in the Registration Rights Agreement) becomes ineffective or unavailable for use for the sale or resale, as applicable, of any of all of the Registrable Securities (as defined in the Registration Rights Agreement) for any reason (or in the event the prospectus under either of the above is not current and deliverable) during any time period required under the Registration Rights Agreement.

     "Intended Put Share Amount"   shall have the meaning set forth in Section
2.3.1 (a).

     "Key Employee" shall have the meaning set forth in Section 5.18, as set forth in Exhibit N.
         ---------

     "Legend shall have the meaning set forth in Section 4.7.

     "Major Transaction" shall mean and shall be deemed to have occurred at such time upon any of the following events:

         (i) a consolidation, merger or other business combination or event or transaction following which the holders of Common Stock of the Company immediately preceding such consolidation, merger, combination or event either
(i) no longer hold a majority of the shares of Common Stock of the Company or
(ii) no longer have the ability to elect the board of directors of the Company (a "Change of Control"); provided, however, that if the other entity involved in such consolidation, merger, combination or event is a publicly traded company with "Substantially Similar Trading Characteristics" (as defined below) as the Company and the holders of Common Stock are to receive solely Common Stock or no consideration (if the Company is the surviving entity) or solely common stock of such other entity (if such other entity is the Surviving entity), such transaction shall not be deemed to be a Major Transaction (provided the surviving entity, if other than the Company, shall have agreed to assume all obligations of the Company under this Agreement and the Registration Rights Agreement). For purposes hereof, an entity shall have Substantially Similar Trading Characteristics as the Company if the average daily dollar trading volume of the common stock of such entity is equal to or in excess of $1,000,000
                                                                       ---------
for the 90th through the 31st day prior to the public announcement of such transaction;

         (ii) the sale or transfer of all or substantially all of the Company's assets; or

         (iii) a purchase, tender or exchange offer made to the holders of outstanding shares of Common Stock, such that following such purchase, tender or exchange offer a Change of Control shall have occurred.

    "Market Price" shall equal the lowest Closing Bid Price of the Common Stock on any Trading Day during the applicable Pricing Period.

    "Maximum Offering Amount" shall mean Sixty Million Dollars ($60,000,000).

    "Maximum Pricing Period" shall have the meaning set forth in Section 2.3.1
(b).

    "Nasdaq 20% Rule" shall have the meaning set forth in Section 2.3.11.

    "Numeric Day" shall mean the numerical day of the month of the Subscription Date.

    "Offering" shall mean the Company's offering of the Private Equity Line hereunder.

    "Officer's Certificate" shall mean a certificate, signed by an officer of the Company, to the effect that the representations and warranties of the Company in this Agreement required to be true for the applicable Closing are true and correct in all material respects and all of the conditions and limitations set forth in this Agreement for the applicable Closing are satisfied.

    "Opinion of Counsel" shall mean, as applicable, the Private Equity Line Commitment Opinion of Counsel, the Put Opinion of Counsel, the Commitment Warrant Opinion of Counsel and the Purchase Warrant Opinion of Counsel.

    "Pricing Confirmation Notice" shall mean a notice in the form attached as

Exhibit P.
---------

    "Pricing Period" shall have the meaning set forth in Section 2.3.1(b).

    "Pricing Period End Date" shall mean the last Trading Day of any Pricing Period.

    "Principal Market" shall mean the Nasdaq Small Cap Market, the O.T.C. Bulletin Board, of the Nasdaq National Market, the American Stock Exchange or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock.

    "Private Equity Line" shall mean this Agreement.

    "Private Equity Line Commitment Closing" shall have the meaning set forth in Section 2.2.3.

    "Private Equity Line Commitment Opinion of Counsel" shall mean an opinion from Company's independent counsel, in the form attached as Exhibit B, or such
                                                            ----------
other form as agreed upon by the parties, as to the Private Equity Line Commitment Closing.

     "Purchase Warrant Opinion of Counsel" shall mean an opinion from Company's independent counsel, in the form attached as Exhibit O, or such other form as
                                             ----------
agreed upon by the parties, as to the issuance of Purchase Warrants to the Subscriber or its designated assignees.

     "Purchase Warrants" shall have the meaning set forth in Section 2.4.2.

     "Put" shall have the meaning set forth in Section 2.3.1(b).

     "Put Cancellation" shall have the meaning set forth in Section 2.3.13.

     "Put Cancellation Confirmation Notice" shall have the meaning set forth in
Section 2.3.13.

     "Put Cancellation Date" shall have the meaning set forth in Section 2.3.13.

     "Put Cancellation Notice" shall have the meaning set forth in Section
2.3.13.

     "Put Closing" shall have the meaning set forth in Section 2.3.7.

     "Put Closing Date" shall have the meaning set forth in Section 2.3.7.

     "Put Date" shall mean the date that is specified by the Company in any Put Notice for which the Company intends to exercise a Put under Section 2.3.1(b).

     "Put Dollar Amount" shall be determined by multiplying the Put Share Amount by the Put Share Price with respect to such Put Date, subject to the Put Limitations pursuant to Section 2.3.2 below.

     "Put Notice" shall have the meaning set forth in Section 2.3.1(b), the form of which is attached hereto as Exhibit G.
                               ---------

     "Put Notice Confirmation" shall have the meaning set forth in Section 2.3.1(b), the form of which is attached hereto as Exhibit H.
                                                  ---------

     "Put Opinion of Counsel" shall mean an opinion from Company's independent counsel, in the form attached as Exhibit I, of such other form as agreed upon by
                                 ---------
the parties, as to any Put Closing.

     "Put Share Amount" shall have the meaning as set forth Section 2.3.1(a).

     "Put Share Price" shall have the meaning set forth in Section 2.3.1 (c).

     "Put Shares" shall mean shares of Common Stock that are purchased by the Subscriber pursuant to a Put.

     "Registrable Securities" shall have the meaning as set forth in the Registration Rights Agreement.

     "Registration Opinion" shall have the meaning set forth in Section
2.3.6(a).

     "Registration Opinion Deadline" shall have the meaning set forth in Section 2.3.6(a).

     "Registration Rights Agreement" shall mean that certain registration rights agreement entered into by the Company and Subscriber on even date herewith, in the form attached hereto as Exhibit A, or such other form as agreed upon by the
                            ----------
parties.

     "Registration Statement" shall have the meaning as set forth in the Registration Rights Agreement

     "Regulation D" shall have the meaning set forth in the Recitals hereto.

     "Reporting Issuer" shall have the meaning set forth in Section 6.2.

     "Required Put Documents" shall have the meaning set forth in Section 2.3.5.

     "Risk Factors" shall have the meaning set forth in Section 3.2.4, attached hereto as Exhibit J.
          ---------

     "SEC" shall mean the Securities and Exchange Commission

     "Securities" shall mean this Private Equity Line, together with the Common Stock of the Company, the Warrants and the Warrant Shares issuable pursuant to this Private Equity Line.

     "Semi-Annual Commitment Shortfall" shall have the meaning set forth in
Section 2.7.

     "Six Month Anniversary" shall mean the date that is the same Numeric Day of the sixth (6th) calendar month after the Subscription Date, and the date that is the same Numeric Day of each sixth (6th) calendar month thereafter, provided that if such date is not a Business Day, the next Business Day thereafter.

     "Stockholder 20% Approval" shall have the meaning set forth in Section
6.12.

     "Subscriber" shall have the meaning set forth in the preamble hereto.

     "Subscriber Due Date" shall have the meaning set forth in Section 2.5.1.

     "Subscription Date" shall mean the date of the Private Equity Line Commitment Closing.

     "Supplemental Registration Statement" shall have the meaning set forth in the Registration Rights Agreement.


     "Term" shall mean the term of this Agreement, which shall be a period of time beginning on the date of this Agreement and ending on the Termination Date.

     "Termination Date" shall mean the earlier of (i) the date that is three,
(3) years after the date of this Agreement, or (ii) the date that is thirty (30) Trading Days after the later of (a) the Put Closing Date on which the sum of the aggregate Put Share Price for all Put Shares equal the Maximum Offering Amount,
(b) the date that the Company has delivered a valid Termination Notice to the Subscriber, and (c) the date that all of the Warrants have been exercised.

     "Termination Notice" shall have the meaning set forth in Section 2.3.14.

     "Trading Cushion" shall have the meaning set forth in Section 2.3.1(b).

     "Trading Day" shall mean any day during which the Principal Market is open for business.

     "Transaction Documents" shall have the meaning set forth in Section 9.

     "Unlegended Share Certificates" shah mean a certificate or certificates (in denominations as instructed by Subscriber) representing the shares of Common Stock to which the Subscriber is then entitled to receive, registered in the name, of Subscriber or its nominee (as instructed by Subscriber) and not containing a restrictive legend, including but not limited to the Put Shares for the applicable Put, and Warrant Shares.

     "Use of Proceeds Schedule" shall have the meaning as set forth in Section 3.2.4, attached hereto as Exhibit L.
                          ---------

     "Warrant Shares" shall mean the Common Stock issuable upon exercise of the Warrants.

     "Warrants" shall mean Commitment Warrants and the Purchase Warrants.

     2.  Purchase and Sale of Common Stock

         2.1 Offer to Subscribe.
             ------------------

         Subject to the terms and conditions herein and the satisfaction of the conditions to 9 closing set forth in Sections 2.2 and 2.3 below, Subscriber hereby agrees to purchase such amounts of Common Stock and accompanying Warrants as the Company may, in its sole and absolute discretion from time to time elect to issue and sell to Subscriber according to one or more Puts pursuant to
Section 2.3 below.

          2.2  Private Equity Line Commitment.
               -------------------------------

               2.2.1 [Intentionally Left Blank].

               2.2.2 (Intentionally Left Blank].

               2.2.3 Private Equity Line Commitment Closing. The closing of this Agreement (the "Private Equity Line, Commitment Closing") shall be deemed to occur when this Agreement and the Registration Rights Agreement have been executed, by both Subscriber and the Company, and the other Conditions to Subscriber's Obligations set forth in Section 2.2.4 below have been met.

               2.2.4 Conditions to Subscriber's Obligations. As a prerequisite to the Private Equity Line Commitment Closing and the Subscriber's obligations hereunder, all of following (the "Conditions to Subscriber's Obligations") shall have been satisfied prior to or concurrently with the Company's execution and delivery of this Agreement:

          (a) the following documents shall have been delivered to the
              Subscriber: (i) the Registration Rights Agreement, in the form attached hereto as Exhibit A, or such other form as agreed upon by
                                 ---------
              the parties, (the, "Registration Rights Agreement") (executed by the Company and Subscriber), (ii) the Private Equity Line Commitment Opinion of Counsel and Commitment Warrant Opinion of Counsel (each signed by the Company's counsel), and (iii) a secretary's certificate, as to (A) the resolutions of the Company's board of directors authorizing this transaction, (B) the Company's Certificate of Incorporation, and (C) the Company's Bylaws;

          (b) this Subscription Agreement, accepted by the Company, shall have been received by the Subscriber;

          (c) the Commitment Warrants, executed by the Company, shall have been received by the Subscriber;

          (d) the Company's Common Stock shall be listed for and trading on the O.T.C. Bulletin Board;

          (e) other than continuing losses described in the Risk Factors below as described in the Disclosure Documents (as described in Section 3.2.4) and, as of the Closing there have been no material adverse, changes in the Company's business prospects or financial condition since the date of the last balance sheet included in the Disclosure Documents, including but not limited to incurring material liabilities other than a debenture in an amount up to $ 10 million after the date hereof to be used a bridge financing; and

          (f) the representations and warranties of the Company in this Agreement are true and correct in all material respects and the conditions to Subscriber's obligations set forth in this Section
              2.2.4 are satisfied as of such Closing; and the Company shall deliver an Officer's Certificate, signed by an officer of the Company, to such effect to the Subscriber.

          2.3 Puts of Common Shares to the Subscriber.
              ---------------------------------------

              2.3.1 Procedure to Exercise a Put. Subject to the Individual Put Limit, the Maximum Offering Amount and the Cap Amount (if applicable), and the other conditions and limitations set forth in this Agreement at any time beginning on the date on which the Registration

Statement is declared effective by the SEC (the "Effective Date"), the Company may, in its sole and absolute discretion, elect to exercise one or more Puts according to the following procedure:

                         (a) at least ten (10) Trading Days prior to any
intended Put Date (unless otherwise agreed in writing by the Subscriber), the Company shall deliver advance written notice (the "Advance Put Notice," the form of which is attached hereto as Exhibit E, the date of such Advance Put Notice
                               ---------
being the "Advance Put Notice Date") to Subscriber stating the Put Date for which the Company shall, subject to the limitations and restrictions contained herein, exercise a Put and stating the number of shares of Common Stock (subject to the Individual Put Limit) for which the Company shall exercise a Put (the "Intended Put Share Amount"). The "Individual Put Limit" shall equal 25% of the summation of the daily reported trading volume in the outstanding Common Stock on the Company's Principal Market during the Maximum Pricing Period. The "Put Share Amount" is the number of shares of Common Stock that the Subscriber shall be obligated to purchase in a given Put, and shall equal the lesser of (i) the Intended Put Share Amount, or (ii) the "Individual Put Limit". Notwithstanding the Individual Put Limit, the Company shall, be obligated to issue to the Subscriber Unlegended Share. Certificates representing a number of shares of Common Stock equal to the number of shares of Common Stock sold, if any, by the Subscriber from the Advance Put Notice Date through the close of trading on the Pricing Period End Date, but not exceeding the Intended Put Share Amount.

    Notwithstanding the above, if more than two (2) Calendar Months have passed since the date of the previous Put Closing, the Company shall deliver the Advance Put Notice at least twenty (20) Trading Days prior to any intended Put Date. In order to effect delivery of the Advance Put Notice, the Company shall
(i) send the Advance Put Notice by facsimile on such date so that such notice is received by the Subscriber by 6:00 p.m., New York, NY time, and (ii) surrender such notice on such date to a common courier for overnight delivery to the, Subscriber (or two (2) day delivery in the case of a Subscriber residing outside of the U.S.). Upon receipt by the Subscriber of a facsimile copy of the Advance Put Notice, the Subscriber shall, within two (2) Business Days, send, via facsimile, a confirmation of receipt (the "Advance Put Notice Confirmation," the form of which is attached hereto as Exhibit F) of the Advance Put Notice to
                                    ---------
Company specifying that the Advance Put Notice has been received and affirming the intended Put Date and the Intended Put Share amount;

                         (b) on the Put Date specified in the Advance Put
Notice, the Company shall deliver written notice (the "Put Notice," the form of which is attached hereto as Exhibit G, the date of such Put Notice being the
                            ---------
"Put Date') to Subscriber stating (i) the Put Date, and (ii) the "Intended Put Share Amount" as specified in the Advance Put Notice (such exercise a ("Put"); provided, further, that the Company shall not send a Put Notice unless at least twenty (20) Trading Days, not including any Trading Day for which the Registration Statement is ineffective of subject to an Ineffective Period, have elapsed (the 'Trading Cushion") since the last Put Date for which a Put was closed. In order to effect delivery of the Put Notice, the Company shall (i) send the Put Notice by facsimile on the Put Date so that such notice is received by the Subscriber by 6:00 p.m., New York, NY time, and (ii) surrender such notice on the Put Date to a common courier for overnight delivery to the Subscriber (or two (2) day delivery in the case of a Subscriber residing outside of the U.S.). Upon receipt by the Subscriber of a facsimile copy of the Put Notice, the Subscriber shall, within two (2) Business Days, send, via facsimile, a confirmation of receipt (the "Put Notice Confirmation," the form of which is attached hereto as Exhibit H) of the Put Notice to Company specifying that the
                   ---------
Put Notice has been received and affirming the Put Date and the Intended Put Share Amount;

    For purposes hereof, the "Pricing Period," unless otherwise shortened under the terms of this Agreement shall equal the greater of (i) ten (10) Trading Days or (ii) the minimum period of consecutive Trading Days, beginning on the Trading Day immediately following the Put Date, for which 25% of the summation of the daily reported trading volume in the outstanding Common

Stock on the Company's Principal Market equals Or exceeds the Intended Put Share Amount; provided that the Pricing Period shall not exceed twenty (20) Trading Days (the "Maximum Pricing Period"); and provided that if a Put Cancellation Notice has been delivered to the, Subscriber after the Put Date, the Pricing Period for such Put shall end at 6:00 p.m., New York City time, on the Put Cancellation Date.

                     (c) the "Put Share Price" shall equal the lesser of (i) 83% of the Market Price for such Put, or (ii) the Market Price for such Put minus $.50; and

                     (d) on or before the Put Date for such Put, the Company shall deliver the Required Put Documents (as defined in Section 2.3.5 below) to the Subscriber (or to an agent of Subscriber, if Subscriber so directs). Unless otherwise specified by the Subscriber, the Put Shares of Common Stock shall be transmitted electronically pursuant to such electronic delivery system as the Subscriber shall request; otherwise delivery shall be by physical certificates. If the Company has not delivered all of the Required Put Documents to the Subscriber on or before the Put Date, the Subscriber, at its option, may cancel the Put or may agree to delay the Put Date by up to three (3) Trading Days, in which case the Pricing Period begins on the Trading Day following, such new Put Date. If the Company has not delivered all of the Required Put Documents to the Subscriber on or before the Put Dale (or new Put Date, if applicable), and the Subscriber has not agreed in writing to delay the Put Date, the Put is automatically canceled (an "Impermissible Put Cancellation") and, unless the Put was otherwise canceled in accordance with the terms of Section 2.3.13, the Company shall pay the Subscriber $15,000 for its reasonable due, diligence expenses incurred in preparation for the canceled put and the Company may deliver an Advance Put Notice for the subsequent Put no sooner than ten (10) Business Days after the date that such Put was canceled.

               2.3.2 Termination of Right to Put. The Company's right to require the Subscriber to purchase any subsequent Put Shares shall terminate permanently (an "Automatic Equity Line Termination"), unless waived in writing by the Subscriber, upon the occurrence of any of the following:

                     (a) the Company shall not exercise a Put or any Put thereafter if, at any time, either the Company or any director or executive officer of the Company has engaged in a transaction or conduct that gives rise to (i) a Securities Exchange Commission enforcement action, or (ii) a civil judgment or criminal conviction for fraud or misrepresentation, or for any other offense that, if prosecuted criminally, would constitute a felony under applicable law;

                     (b) the Company shall not exercise a Put or any Put thereafter, on any date after (i) any Ineffective Period or Delisting Event, both as defined in the Registration Rights Agreement, that lasts for four (4) consecutive months, or (ii) after a cumulative time period including both Ineffective Periods and Delisting Events that lasts for an aggregate of four (4) months;

                     (c) the Company shall not exercise a Put or any Put thereafter if at any time the Company has filed for and/or is subject to any bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors instituted by or against the Company or any subsidiary of the Company, provided that if an involuntary bankruptcy petition is filed against the Company or involuntary bankruptcy proceedings are instituted against the Company, the Company's right to initiate a Put shall be suspended until such time as the proceedings are dismissed and an Automatic Equity Line Termination shall occur if such petition or proceeding has not been dismissed within ninety (90) days of the date of filing; and

                     (d) the Company shall not exercise a Put after the sooner of (i) the date that is three (3) years after the date of this Agreement, or
(ii) the Put Closing Date on which the aggregate of the Put Dollar Amount for all Puts equal the Maximum Offering Amount.

               2.3.3 Put Limitations. The Company's right to exercise a Put shall be limited as follows, unless waived in writing by the Subscriber:

                     (a) [Intentionally Left Blank).

                     (b) notwithstanding the amount of any Put, the Subscriber shall not be obligated to purchase any additional Put Shares once the aggregate Put Dollar Amount paid by Subscriber equals the Maximum Offering Amount;

                     (c) the Subscriber shall not be obligated to acquire and pay for the Put Shares with respect to any Put for which the Company has announced a subdivision or combination, including a reverse split, of its Common Stock or has subdivided or combined its Common Stock during the Extended Put Period;

                     (d) the Subscriber shall not be obligated to acquire and pay for the Put Shares with respect to any Put for which the Company has paid a dividend of its Common Stock or has made any other distribution of its Common Stock during the Extended Put Period;

                     (e) the Subscriber shall not be obligated to acquire and pay for the Put Shares with respect to any Put for which the Company has made, during the Extended Put Period, a distribution of all or any portion of its assets or evidences of indebtedness to the holders of its Common Stock;

                     (f) the Subscriber shall not be obligated to acquire and pay for the Put Shares with respect to any Put for which a Major Transaction has occurred during the Extended Put Period,

               2.3.4 Conditions Precedent to the Right of the Company to Deliver an Advance Put Notice or a Put Notice and the Obligation of the Subscriber to Purchase Put Shares. The right of the Company to deliver an Advance Put Notice or a Put Notice and the obligation of the Subscriber hereunder to acquire and pay for the Put Shares incident to a Closing is subject to the satisfaction, on
(1) the date of delivery of such Advance Put Notice or Put Notice and (ii) the applicable Put Closing Date, of each of the following conditions, unless waived in writing by the Subscriber:

          (a) the Company's Common Stock shall be listed for and actively trading on the O.T.C. Bulletin Board, the Nasdaq Small Cap Market, the Nasdaq National Market or the New York Stock Exchange and the Put Shares shall be so listed, and to the Company's knowledge there is no notice of any suspension or delisting with respect to the trading of the shares of Common Stock on such market or exchange;

          (b) the Company shall have satisfied any and all obligations pursuant to the Registration Rights Agreement, including, but not limited to, the filing of the Registration Statement with the SEC with respect to the resale of all Registrable Securities and the requirement that the Registration Statement shall have been declared effective by the SEC for the resale of all Registrable Securities and the Company shall have satisfied and shall be in compliance with any and all obligations pursuant to the Subscription Agreement and the Warrants;

          (c) there have been no material adverse changes in the Company's business prospects or financial condition (defined below in Section 5.2), including but not limited to incurring material liabilities, except as disclosed in the SEC documents filed by the Company since the date of this Agreement;

          (d) the representations and warranties of the Company are true and correct in all material respects as if made on such date and the conditions to Subscriber's obligations set forth in this Section
               2.3.4 are satisfied as of such Closing, and the Company shall deliver a certificate, signed by an officer of the Company, to such effect to the Subscriber;

          (e) the Company shall have reserved for issuance a sufficient number of Common Shares for the purpose of enabling the Company to satisfy any obligation to issue Common Shares pursuant to any Put and to effect exercise of the Warrants;

          (f) the Registration Statement is not subject to an Ineffective Period as defined in the Registration Rights Agreement, the prospectus included therein is current and deliverable and does not contain any untrue statement of material fact or omit a material fact required to make the statements contained therein, in light of the circumstances in which they were made, not misleading, and to the Company's knowledge there is no notice of any investigation or inquiry concerning any stop order with respect to the Registration Statement;

          (g) if the Aggregate Issued Shares after the Closing of the Put would exceed the Cap Amount, the Company shall have obtained the Stockholder 20% Approval as specified in Section 6.12; and

               2.3.5 Documents Required to be Delivered on the Put Date as Conditions to Closing of any Put. The Closing of any Put and Subscriber's obligations hereunder shall additionally be conditioned upon the delivery to the Subscriber of each of the following (the "Required Put Documents") on or before the applicable Put Date, unless waived or extended in writing by the
Subscriber:

                     (a) a number of Unlegended Share Certificates equal to the intended Put Share Amount representing the Common Stock for which the Subscriber has subscribed, in denominations of not more than 50,000 shares per certificate;

                     (b) the following documents: Put Opinion of Counsel, Officer's Certificate, Put Notice, any required Registration Opinion, and any report required under Section 2.3.6 or Section 2.6;

                     (c) current Risk Factors; and

                     (d) all documents, instruments and other writings required to be delivered on or before the Put Date pursuant to any provision of this Agreement in order to implement and effect the transactions contemplated herein.

               2.3.6 Accountant's Letter and Registration Opinion.

                     (a) The Company shall have caused to be delivered to the Subscriber, (i) to the extent provided by Section 2.6, and (ii) on the date that is three (3) Trading Days prior to each Put Date (the "Registration Opinion Deadline"), an opinion of the Company's independent counsel, in substantially the form of Exhibit R (the "Registration Opinion"), addressed to the Subscriber
            ---------
stating, inter alia, that no facts ("Material Facts") have come to such counsel's attention that would cause it to believe that any of the following: the Registration Statement, any Supplemental Registration Statement, as applicable (as each may be amended, if applicable), and any related prospectuses, contains an untrue statement of material fact or omits a material fact required to make the statements contained therein, not misleading or that the underlying Prospectus (if applicable, as so amended or supplemented) contains an untrue statement of material fact or omits a material fact required to make the statements contained therein, in light of the circumstances in which they were made, not misleading. If a Registration Opinion cannot be delivered by the Company's independent counsel to the Subscriber on the Registration Opinion Deadline due to the existence of Material Facts, the Company shall promptly notify the Subscriber and promptly revise each of the Registration Statement and any Supplemental Registration Statement, as applicable, and deliver such Registration Opinion and updated prospectus as soon as possible thereafter. If at any time after a Put Notice shall have been delivered to Subscriber but before the Put Closing, the Company acquires knowledge of such Material Facts or any Ineffective Period occurs, the Company shall promptly notify the Subscriber and shall deliver a Put Cancellation Notice to the Subscriber pursuant to
Section 2.3.13 by facsimile and overnight courier by the end of that Trading Day. The Company's independent counsel shall also deliver to the Subscriber on the Effective Date opinions in form and substance satisfactory to the Subscriber addressing, among other things, corporate matters and the exemption from registration under the Securities Act of the issuance of the Common Stock by the Company to the Subscriber under this Agreement.

                     (b) (i) the Company shall engage its independent auditors to perform the procedures in accordance with the provisions of Statement on Auditing Standards No. 71, as amended, as agreed to by the parties hereto, and reports thereon (the "Bring Down Cold Comfort Letters") as shall have been reasonably requested by the Subscriber with respect to certain financial information contained in the Registration Statement and shall have delivered to the Subscriber a report addressed to the Subscriber, on the date that is three
(3) Trading Days prior to each Put Date.

                         (ii) in the event that the Subscriber shall have
requested delivery of an "agreed upon procedures" report pursuant to Section 2.6, the Company shall engage its independent auditors to perform certain agreed upon procedures and report thereon as shall have been reasonably requested by the Subscriber with respect to certain financial information of the Company and the Company shall deliver to the Subscriber a copy of such report addressed to the Subscriber. In the event that the report required by this Section 2.3.6(b) cannot be delivered by the Company's independent auditors, the Company shall, if necessary, promptly revise the Registration Statement and the Company shall not deliver a Put Notice until such report is delivered.

                     (c) in addition to the above, anytime that a Registration Opinion has not been given to the Subscriber during the prior three (3) Calendar Months, and the Subscriber then holds Common Stock issued pursuant to this Agreement valued at $250,000 or more, based upon the Closing Bid Price on the day in question, the Subscriber may require the Company to cause a Registration Opinion and a Bring Down Cold Comfort Letter to be delivered to the Subscriber. The Company shall provide such documents to the Subscriber within five (5) Trading Days of the Subscriber's written request.

               2.3.7 Put Closing Mechanics. On or before the end of the Trading Day immediately following the Pricing Period End Date for each Put, the Company shall deliver to the Subscriber a Pricing Confirmation Notice in the form of Exhibit P attached hereto, setting forth the Put Share Price and the Put Dollar
---------
Amount for such Put. In the case of a dispute as to the calculation of the Put Share Price, the Subscriber shall pay the Put Share Price that it reasonably calculates, and the Company shall submit the disputed calculations to its outside accountant via facsimile within one (1) business day of the date that the Company is notified of such dispute. The Company shall cause the accountant to perform the calculations and notify the Company and Holder of the results no later than two (2) business days from the time it receives the disputed calculations. Accountant's calculation shall be deemed conclusive absent manifest error.

     On or before the fifth (5th) Trading Day after a Pricing Period End Date (the "Subscriber Due Date"), the Subscriber shall deliver to the Company the Put Dollar Amount in the manner specified in Section 8 below for such Put Shares as specified in the Put Notice; provided, however, if the Subscriber does not deliver to the Company the Put Dollar Amount for such Put on or before the Subscriber Due Date, then the Subscriber shall pay to the Company, in addition to the Put Dollar Amount, an amount (the "Late Payment Amount") at a rate of X% per month, accruing daily, multiplied by such Put Dollar Amount, where "X" equals one percent (1%) for the first month following the date in question, and increases by an additional one percent (1%) for each month that passes after the date in question, up to a maximum of five percent (5%). The closing (each a "Put Closing") for each Put shall occur on the date that both (i) the Company has delivered to the Subscriber all Required Put Documents, and (ii) the Subscriber has delivered to the Company such Put Dollar Amount and any Late Payment Amount, if applicable (each a "Put Closing Date").

               2.3.8  [Intentionally Left Blank].

               2.3.9  [Intentionally Left Blank].

               2.3.10 Limitation on Short Sales. The Subscriber and its Affiliates shall not engage in short sales of the Company's Common Stock; provided, however, that the Subscriber may enter into any short sale or other hedging or similar arrangement it deems appropriate with respect to Put Shares after it receives an Advance Put Notice with respect to such Put Shares so long as such sales or arrangements do not involve more than the number of such Put Shares specified in the Advance Put Notice (or, a good faith estimate of the number of Put Shares, if an exact number of shares is not specified in the Advance Put Notice).

               2.3.11 Cap Amount. Unless the Company has obtained Stockholder 20% Approval as set forth in Section 6.12 or unless otherwise permitted by Nasdaq, in no event shall the Aggregate Issued Shares exceed the maximum number of shares of Common Stock (the "Cap Amount") that the Company can, without stockholder approval, so issue pursuant to Nasdaq Rule 4460(i)(1)(d)(ii) (or any other applicable Nasdaq Rules or any successor rule) (the "Nasdaq 20% Rule").

               2.3.13 Put Cancellation at Company's Option.

                      (a) Mechanics of Put Cancellation. Subject to the
                          -----------------------------
limitations below, at any time from the Advance Put Notice Date through the last day of the Pricing Period, the Company may cancel a Put (a "Put Cancellation"), in whole or in part, by delivering written notice to the Subscriber (the "Put Cancellation Notice"), attached as Exhibit O, by facsimile and overnight
                                   ---------
courier. The "Put Cancellation Date" shall be the date that the Put Cancellation Notice is first received by the Subscriber, if such notice is received by the Subscriber by 6:00 p.m., New York, NY time, and shall be the following date, if such notice is received by the Subscriber after 6:00 p.m., New York, NY time. The Subscriber shall, within one (1) Trading Day of receipt of a

Put Cancellation, send, via facsimile, a confirmation of receipt (the "Put Cancellation Confirmation," the form of which is attached hereto as Exhibit T)
                                                                    ---------
of the Put Cancellation Notice to Company specifying that the Put Cancellation Notice has been received;

                      (b) Limitations on Put Cancellation. The Company may not
                          -------------------------------
deliver a Put Cancellation Notice unless (i) the Company discovers the existence of Material Facts or my Ineffective Period occurs after a Put Date but before the Plat Closing (in which case Put Cancellation is mandatory), or (ii) the Closing Bid Price on the Put Cancellation Date is less than eighty percent (80%) of the Closing Bid Price on the applicable Advance Put Notice Date. Notwithstanding any Put Cancellation Notice, the Put shall remain effective with respect to the number of shares of Common Stock sold by the Subscriber from the Advance Put Notice Date through the close of trading on the Put Cancellation Date and the Pricing Period shall end on the Put Cancellation Date.

                      (c) Effect of Cancelling a Put. Once the Company delivers
                          --------------------------
a valid Put Cancellation Notice, (i) the Pricing Period shall end on the close of trading on the Put Cancellation Date ("Truncated Pricing Period") and the Pricing Period End Date shall be deemed to be the Put Cancellation Date for purposes of calculating the Put Share Price and (ii) the Subscriber shall not be obligated to purchase any shares of Common Stock for that Put. Notwithstanding the above, the Company shall. be obligated, upon canceling any Put, to issue to the Subscriber Unlegended Share Certificates representing a number of shares of Common Stock equal to the number of shares of Common Stock sold, if any, by the Subscriber from the Advance Put Notice Date through the close of trading on the Put Cancellation Date, but not exceeding the Intended Put Share Amount

                      (d) Put Cancellation Notice Confirmation. Upon receipt by
                          ------------------------------------
the Subscriber of a facsimile copy of the Put Cancellation Notice, the Subscriber shall promptly send, via facsimile, a confirmation of receipt (the "Put Cancellation Notice Confirmation") of the Put Cancellation Notice to Company specifying that the Put Cancellation Notice has been received and affirming the Put Cancellation Date and the number of shares of Common Stock that have been sold by the Subscriber from the Advance Put Notice Date through the close of trading on the Put Cancellation Date.

               2.3.14 Private Equity Line Termination. The Company may terminate (a "Company Equity Line Termination") its right to initiate future Puts by providing written notice ("Equity Line Termination Notice") to the Subscriber, by facsimile and overnight courier, at any time after the sum of the aggregate Put Share Price for all Put Shares equal the Maximum Offering Amount, provided that such termination shall have no effect on the parties' other rights and obligations under this Agreement, the Registration Rights Agreement or the Warrants. Notwithstanding the above, any cancellation occurring during an Extended Put Period is governed by Section 2.3.13.

               2.3.15 Return of Excess Common Shares. In the event that the Put Share Amount, as determined on the Pricing, Period End Date, is less than the Intended Put Share Amount, or in the event that a Put is partially or completely canceled, the Subscriber shall return to the Company any shares of Common Stock in the Subscriber's possession that axe not being purchased by the Subscriber.

          2.4 Warrants.
              --------

               2.4.1 [Intentionally Omitted].

               2.4.2 Purchase Warrants. On each Put Closing Date, the Company shall issue and deliver to the Subscriber or its designated assignees a warrant ("Purchase Warrant"), in the form attached hereto as Exhibit D, or such other form as agreed upon by
                            ---------
the parties, to purchase a number of shares of Common Stock equal to 15% of the, number of Put Shares issued to Subscriber in that Put. Each Purchase Warrant shall be exerciseable at a price (the "Purchase Warrant Exercise Price") which shall initially equal 110% of the Closing Bid Price of the Common Stock on the Pricing Period End Date, and shall have semi-annual reset provisions. Each Purchase Warrant shall be immediately exercisable at the Purchase Warrant Exercise Price, and shall have a term beginning on the date of issuance and ending on date that is seven (7) years thereafter. The Warrant Shares shall be registered for resale pursuant to the Registration Rights Agreement. Concurrently with the issuance and delivery of the Purchase Warrant to the Subscriber, the Company shall deliver to the Subscriber a Purchase Warrant Opinion of Counsel (signed by the Company's independent counsel). Notwithstanding the above, after $60 million of Put Shares are purchased by Subscriber under this Agreement or any extension or amendment hereof, Subscriber shall not be entitled to receive the first 425,000 accrued Purchase Warrants attributable to Put Shares purchased under this Agreement in excess of $60 million.

          2.5  (Intentionally Left Blank].

          2.6  Due Diligence Review. The Company shall make available for
               ---------------------
inspection and review by the Subscriber (the "Due Diligence Review"), advisors to and representatives of the Subscriber (who may or may not be affiliated with the Subscriber and who are reasonably acceptable to the Company), any underwriter participating in any disposition of Common Stock on behalf of the Subscriber pursuant to the Registration Statement, any Supplemental Registration Statement, or amendments or supplements thereto or any blue sky, NASD or other filing, all financial and other records, all SEC Documents and other filings with the SEC, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company's officers, directors and employees to supply all such information reasonably requested by the Subscriber or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Subscriber and such representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of the Registration Statement.

               2.6.1 Treatment of Nonpublic information. The Company shall not disclose nonpublic information to the Subscriber, advisors to or representatives of the Subscriber unless prior to disclosure of such information the Company identifies such information as being nonpublic information and provides the Subscriber, such advisors and representatives with the opportunity to accept or refuse to accept such nonpublic information for review. The Company may, as a condition to disclosing any nonpublic information hereunder, require the Subscriber's advisors and representatives to enter into a confidentiality agreement (including an agreement with such advisors and representatives prohibiting them from trading in Common Stock during such period of time as they are, in possession of nonpublic information) in form reasonably satisfactory to the Company and the Subscriber.

     Nothing herein shall require the Company to disclose nonpublic information to the Subscriber or its advisors or representatives, and the Company represents that it does not disseminate nonpublic information to any investors who purchase stock in the Company in a public offering, to money managers or to securities analysts, provided, however, that notwithstanding anything herein to the contrary, the Company will, as hereinabove provided, immediately notify the advisors and representatives of the Subscriber and, if any, underwriters, of any event or the existence of any circumstance (without any obligation to disclose the specific event or circumstance) of which it becomes aware, constituting nonpublic information (whether or not requested of the Company specifically or generally during the course of due diligence by and such persons or entities), which, if not disclosed in the Prospectus included in the Registration Statement, would cause such Prospectus to include a material misstatement or to omit a material fact required to be stated therein in order to make the statements therein, in light of the circumstances in which they were made, not misleading. Nothing contained in this Section 2.6 shall be construed to mean that such persons or entities other than the Subscriber (without the written consent of the Subscriber prior to disclosure of such information) may not obtain nonpublic information in the course of conducting due diligence in accordance with the terms of this Agreement; provided, however, that in no event shah the Subscriber's advisors or representatives disclose to the. Subscriber the nature of the specific event or circumstances constituting any nonpublic information discovered by Such advisors or representatives in the course of their due diligence without the written consent of the Subscriber prior to disclosure of such information.

               2.6.2 Disclosure of Misstatements and Omissions. The Subscriber's advisors or representatives shall make complete disclosure to the Subscribers counsel of all events or circumstances constituting nonpublic information discovered by such advisors or representatives in the course of their due diligence upon which such advisors or representatives form the opinion that the Registration Statement contains an untrue statement of a material fact or omits a material fact required to be stated in the Registration Statement or necessary to make the statements contained therein, in the light of the circumstances in which they were made, not misleading. Upon receipt of such disclosure, the Subscriber's counsel shall consult with the Company's independent counsel in order to address the concern raised as to the existence of a material misstatement or omission and to discuss appropriate disclosure with respect thereto; provided, however, that such consultation shall not constitute the advice of the Company's independent counsel to the Subscriber as to the accuracy of the Registration Statement and related Prospectus.

               2.6.3 Procedure if Material Facts are Reasonably Believed to be Untrue or are Omitted. In the event after such consultation the Subscriber's counsel reasonably believes that the Registration Statement contains an untrue statement or a material fact or omits a material fact required to be stated in the Registration Statement or necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading,

                      (a) the Company shall file with the SEC an amendment to the Registration Statement responsive to such alleged untrue statement or omission and provide the Subscriber, as promptly as practicable, with copies of the Registration Statement and related Prospectus, as so amended,

                      (b) if the Company disputes the existence of any such material misstatement or omission, (i) the Company's independent counsel shall provide the Subscriber's counsel with a Registration Opinion and (ii) in the event the dispute relates to the adequacy of financial disclosure and the Subscriber shall reasonably request, the Company's independent auditors shall provide to the Company a letter outlining the performance of such "agreed upon procedures" as shall be reasonably requested by the Subscriber and the Company shall provide the Subscriber with a copy of such letter, or

                      (c) if the Company disputes the existence of any such material misstatement or omission, and the dispute relates to the timing of disclosure of a material event and the Company's independent counsel is unable to provide the opinion referenced in clause (b)(i) above to the Subscriber, then this Agreement shall be suspended for a period of up to thirty (30) days, at the end of which, if the dispute still exists between the Company's independent counsel and the Subscriber's counsel, the Company shall either (i) amend the Registration Statement as provided above, (ii) provide to the Subscriber the Company's independent counsel opinion and a copy of the letter of the Company's independent auditors referenced above, or (iii) the obligation of the Subscriber to purchase shares of Common Stock pursuant to this Agreement shall terminate.

          2.7 Commitment Payments. On the date of the Private Equity Line
              -------------------
Commitment Closing, the Company shall issue and deliver to Subscriber or its designated assignees warrants (the "Commitment Warrants") in the form attached hereto as Exhibit S, or such other form as agreed upon by the parties, to
          ---------
purchase 490,385 shares of Common Stock. Each Commitment Warrant shall be exerciseable at a price (the "Commitment Warrant Exercise Price") which shall initially equal $8.375, and shall have semi-annual reset provisions. Each Commitment Warrant shall be immediately exercisable at the Commitment Warrant Exercise Price, and shall have a term beginning on the date of issuance and ending on date that is seven (7) years thereafter. The Warrant Shares shall be registered for resale pursuant to the Registration Rights Agreement. Concurrently with the issuance and delivery of the Commitment Warrant to the Subscriber, the Company shall deliver to the Subscriber a Commitment Warrant Opinion of Counsel (signed by the Company's independent counsel).

     On each six mouth anniversary of the Private Equity Line Commitment Closing, if the Subscriber has not received at least $100,000 in Gross Discount Amount for the preceding six (6) Calendar Months (each such period a "Commitment Evaluation Period"), the Company, in consideration of Subscriber's commitment costs, including, but not limited to, due diligence expenses, shall pay to the Subscriber an amount (the "Semi-Annual Commitment Shortfall") equal to the difference of (i) the Semi-Annual Commitment Fee, as defined below, minus (ii) the Gross Discount Amount received by the Subscriber during the preceding six
(6) Calendar Months. In the event that the Company delivers a Termination Notice to the Subscriber or an Automatic Equity Line Termination occurs, the Company shall pay to the Subscriber the greater of (i) the Semi-Annual Commitment Fee, less the Gross Discount Amount on amounts put to the Subscriber in that six (6) month period, or (ii) the difference of (x) $200,000, minus (y) the aggregate of the Gross Discount Amounts for all Puts to date, and the Company shall not be required to pay the Semi-Annual Commitment Shortfall thereafter.

     For purposes hereof, the Semi-Annual Commitment Fee shall be as follows:

     Commitment Evaluation Period                 Semi-Annual Commitment Fee
     ----------------------------                 --------------------------
First 6 Calendar Months after Closing*                     $100,000
6 through 12 Calendar Months after Closing*                $100,000
12 through 18 Calendar Months after Closing*               $100,000
18 through 24 Calendar Months after Closing*               $100,000
24 through 30 Calendar Months after Closing*               $100,000
30 through 36 Calendar Months after Closing*               $100,000

* = Private Equity Line Commitment Closing

     3. Representations, Warranties and Covenants of Subscriber. Subscriber hereby represents and warrants to and agrees with the Company as follows:

          3.1 Accredited Investor. Subscriber is an accredited investor, as
              -------------------
defined in Rule 501 of Regulation D, and has checked the applicable box set forth in Section 12 of this Agreement.

          3.2 Investment Experience: Access to Information: Independent
              ---------------------------------------------------------
Investigation
--------------

               3.2.1 Access to Information. Subscriber or Subscriber's professional advisor has been granted the opportunity to ask questions of and receive answers from representatives of the Company, its officers, directors, employees and agents concerning the terms and conditions of this Offering, the Company and its business and prospects, and to obtain any additional information which Subscriber or Subscriber's professional advisor deems necessary to verify the accuracy and completeness of the information received.

               3.2.2 Reliance on Own Advisors. Subscriber has relied completely on the advice of, or has consulted with, Subscriber's own personal tax, investment, legal or other advisors and has not relied on the Company or any of its affiliates, officers, directors, attorneys, accountants or any affiliates of any thereof and each other person, if any, who controls any of the foregoing, within the meaning of Section 15 of the Act for any tax or legal advice (other than reliance on information in the Disclosure Documents as defined in Section
3.2.4 below). The foregoing, however, does not limit or modify Subscriber's right to rely upon covenants, representations and warranties of the Company in this Agreement and upon the Opinions of Company's Counsel.

               3.2.3 Capability to Evaluate. Subscriber has such knowledge and experience in financial and business matters so as to enable such Subscriber to utilize the information made available to it in connection with the Offering in order to evaluate the merits and risks of the prospective investment, which are substantial, including without limitation those set forth in the Disclosure Documents (as defined in Section 3.2.4 below),

          3.2.4 Disclosure Documents. Subscriber, in making Subscriber's investment decision to subscribe for the Private Equity Line hereunder, represents that (a) Subscriber has received and had an opportunity to review (i) the Company's Annual Report on Form 10-K for the year ended January 31, 1998,
(ii) the Company's quarterly reports on Form 10-Q for the quarters ended April 30, 1998 and July 31, 1998, (iii) the Risk Factors, attached as Exhibit J, (the
                                                                -----------
"Risk Factors") (iv) the Capitalization Schedule, attached as Exhibit K, (the "Capitalization Schedule") and (v) the Use of Proceeds Schedule, attached as Exhibit L, (the "Use of Proceeds Schedule,); (b) Subscriber has read, reviewed,
-----------
and relied solely on the documents described in (a) above, the Company's representations and warranties and other information in this Agreement, including the exhibits, documents prepared by the Company which have been specifically provided to Subscriber in connection with this Offering (the documents described in this Section 3.2.4 (a) and (b) are collectively referred to as the "Disclosure Documents"), and an independent investigation made by Subscriber and Subscriber's representatives, if any; (c) Subscriber has, prior to the date of this Agreement, been given an opportunity to review material contracts and documents of the Company which have been filed as exhibits to the Company's filings under the Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act") and has had an opportunity to ask questions of and receive answers from the Company's officers and directors; and (d) is not relying on any oral representation of the Company or any other person, nor any written representation or assurance from the Company other than those contained in the Disclosure Documents or incorporated herein or therein. The foregoing, however, does not limit or modify Subscriber's right to rely upon covenants, representations and warranties of the Company in Sections 5 and 6 of this Agreement Subscriber acknowledges and agrees that the Company has no responsibility for, does not ratify, and is under no responsibility whatsoever to comment upon or correct any reports, analyses or other comments made about the Company by any third parties, including, but not limited to, analysts' research reports or comments (collectively, "Third Party Reports"), and Subscriber has not relied upon any Third Party Reports in making the decision to invest.

               3.2.5 Investment Experience; Fend for Self. Subscriber has substantial experience in investing in securities and he, she or it has made investments in securities other than those of the Company. Subscriber acknowledges that Subscriber is able to fend for Subscriber's self in the transaction contemplated by this Agreement, that Subscriber has the ability to bear the economic risk of Subscriber's investment pursuant to this Agreement and that Subscriber is an "Accredited Investor" by virtue of the fact that Subscriber meets the investor qualification standards set forth in Section 3.1 above. Subscriber has not been organized for the purpose of investing in securities of the Company, although such investment is consistent with Subscriber's purposes.

          3.3 Exempt Offering Under Regulation D.
              ----------------------------------

               3.3.1   [Intentionally Left Blank].

               3.3.2 No General Solicitation. The Private Equity Line was not offered to Subscriber through, and Subscriber is not aware of, any form of general solicitation or general advertising, including, without limitation, (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, and
(ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

               3.3.3 Restricted Securities. Subscriber understands that the Private Equity Line is, the Common Stock issued at each Put Closing will be, and the Warrant Shares will be, characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction exempt from the registration requirements of the federal securities laws and that under such laws and applicable regulations such securities may not be transferred or resold without registration under the Act or pursuant to an exemption therefrom. In this connection, Subscriber represents that Subscriber is familiar with Rule 144 under the Act, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

               3.3.4 Disposition. Without in any way limiting the representations set forth above, Subscriber further agrees not to sell, transfer, assign, or pledge the Securities (except for any bona fide pledge arrangement to the extent that such pledge does not require registration under the Act or unless an exemption from such registration is available) and provided further that if such pledge is realized upon, any transfer to the pledge shall comply with the requirements set forth herein), or to otherwise dispose of all or any portion of the Securities unless and until:

                     (a) There is then in effect a registration statement under the Act and any applicable state securities laws covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                     (b) (i) Subscriber shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition to the extent relevant for determination of the availability of an exemption from registration, and
(ii) if reasonably requested by the Company, Subscriber shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of the Securities under the Act or state securities laws. It is agreed that the Company will not require the Subscriber to provide opinions of counsel for transactions made pursuant to Rule 144 provided that Subscriber and Subscriber's broker, if necessary, provide the Company with the necessary representations for counsel to the Company to issue an opinion with respect to such transaction.

          3.4 Due Authorization
              -----------------

               3.4.1 Authority. The person executing this Subscription Agreement has full power and authority to execute and deliver this Agreement and each other document included herein for which a signature is required in such capacity and on behalf of the subscribing individual, partnership, trust, estate, corporation or other entity for whom or which Subscriber is executing this Agreement.

               3.4.2 Due Authorization. If Subscriber is a corporation, Subscriber is duly and validly organized, validly existing and in good tax and corporate standing as a corporation under the laws of the jurisdiction of its incorporation with full power and authority to purchase the Securities to be purchased by Subscriber and to execute and deliver this Agreement.

               3.4.3 Partnerships. If Subscriber is a partnership, the representations, warranties, agreements and understandings set forth above are true with respect to all partners of Subscriber (and if any such partner is itself a partnership, 9 persons holding an interest in such partnership, directly or indirectly, including through one or more partnerships), and the person executing this Agreement has made due inquiry to determine the truthfulness of the representations and warranties made hereby.

     4.   Acknowledgments Subscriber is aware that:

          4.1 Risks of Investment. Subscriber recognizes that an investment in
              -------------------
the Company involves substantial risks, including the potential loss of Subscriber's entire investment herein. Subscriber recognizes that the Disclosure Documents, this Agreement and the exhibits hereto do not purport to contain all the information, which would be contained in a registration statement under the Act;

          4.2 No Government Approval.   No federal or state agency has passed
              ----------------------
upon the Securities, recommended or endorsed the Offering, or made any finding or determination as to the fairness of this transaction;

          4.3 No Registration, Restrictions on Transfer. As of the date of this
              -------------------------------------------
Agreement, the Securities and any component thereof have not been registered under the Act or any applicable state securities laws by reason of exemptions from the registration requirements of the Act and such laws, and may not be sold, pledged (except for any limited pledge in connection with a margin account of Subscriber to the extent that such pledge does not require registration under the Act or unless an exemption from such registration is available and provided further that if such pledge is realized upon, any transfer to the pledge shall comply with the requirements set forth herein), assigned or otherwise disposed of in the absence of an effective registration of the Securities and any component thereof under the Act or unless an exemption from such registration is available;

          4.4 Restrictions on Transfer. Subscriber may not attempt to sell,
              --------------------------
transfer, assign, pledge or otherwise dispose of all or any portion of the Securities or any component thereof in the absence of either an effective registration statement or an exemption from the registration requirements of the Act and applicable state securities laws;

          4.5 No Assurances of Registration. There can be no assurance that any
              -----------------------------
registration statement will become effective at the scheduled time, or ever, or remain effective Whom required, and Subscriber acknowledges that it may be required to bear the economic risk of Subscriber's investment for an indefinite period of time;

          4.6 Exempt Transaction. Subscriber understands that the Securities are
              ------------------
being offered and sold in reliance on specific exemptions from the registration requirements of federal and state law and that the representations, warranties, agreements, acknowledgments and understandings set forth herein are being relied upon by the Company in determining the applicability of such exemptions and the suitability of Subscriber to acquire such Securities.

          4.7 Legends. The certificates representing the Put Shares shall not
              -------
bear a Restrictive Legend. The certificates representing the Warrant Shares shall not bear a Restrictive Legend unless they are, issued at a time when the Registration Statement is not effective for resale. It is understood that the certificates evidencing any Warrant Shares issued at a time when the Registration Statement is not effective for resale, subject to legend removal under the terms of Section 6.9 below, shall bear the following legend (the "Legend"):

     "The securities represented hereby have not been registered under the Securities Act of 1933, as amended, or applicable state securities laws, nor the securities laws of any other jurisdiction. They may not be sold or transferred in the absence of an effective registration statement under those securities laws or pursuant to an exemption therefrom."

     5. Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to Subscriber (which shall be true at the signing of this Agreement, and as of any such later date as contemplated hereunder) and agrees with Subscriber that:

          5.1  Organization, Good Standing, and Qualification. The Company is a
               ----------------------------------------------
corporation duly organized, validly existing and in good standing under the laws of the State of California, USA and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have, a material adverse effect on the business or properties of the Company and its subsidiaries taken as a whole. The Company is not the subject of any pending, threatened or, to its knowledge, contemplated investigation or administrative or legal proceeding (a "Proceeding") by the Internal Revenue Service, the taxing authorities of any state or local jurisdiction, or the Securities and Exchange Commission ("SEC"), The National Association of Securities Dealer, Inc., The Nasdaq Stock Market, Inc. or any state securities commission, or any other governmental entity, which have not been disclosed in the Disclosure Documents. None of the disclosed Proceedings, if any, will have a material adverse effect upon tile Company or the market for the Common Stock. The Company has no subsidiaries.

          5.2  Corporate Condition. The Company's condition is, in all material
               ---------------------
respects, as described in the Disclosure Documents, except for changes in the ordinary course of business and normal year-end adjustments that are not, in the aggregate, materially adverse to the Company. Except for continuing losses, there have been no material adverse changes to the Company's business, financial condition, or prospects since the date of such Disclosure Documents. The financial statements as contained in the 10-K and 10-Q's have been prepared in accordance with generally accepted accounting principles, consistently applied (except as otherwise permitted by Regulation S-X of the Exchange Act), and fairly present the financial condition of the Company as of the dates of the balance sheets included therein and the consolidated results of its operations and cash flows for the periods then ended. Without limiting the foregoing, there am no material liabilities, contingent or actual, that are not disclosed in the, Disclosure Documents (other than liabilities incurred by the Company in the ordinary course of its business, consistent with its past practice, after the period covered by the Disclosure Documents). The Company has paid all material taxes that are due, except for taxes that it reasonably disputes. There is no material claim, litigation, or administrative proceeding pending or, to the best of the Company's knowledge, threatened against the Company, except as disclosed in the Disclosure Documents. This Agreement and the Disclosure Documents do not contain any untrue statement of a material fact and do not omit to state any material fact required to be stated therein or herein necessary to make the statements contained therein of heroin not misleading in the light of the, circumstances under which they were made. No event or circumstance exists relating to the Company which under applicable law, requires public disclosure but which has not been so publicly announced or disclosed.

          5.3  Authorization. All corporate action on the pan of the Company by
               ---------------
its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and the authorization, issuance and delivery of the Common Stock being sold hereunder and the issuance (and/or the reservation for issuance) of the Warrants and the Warrant Shares have been taken, and this Agreement and the Registration Rights Agreement constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, except insofar as the enforceability may be limited by applicable bankruptcy, insolvency, reorganization, or other similar laws affecting creditors' rights generally or by principles governing the availability of equitable remedies. The Company has obtained all consents and approvals required for it to execute, deliver and perform each agreement referenced in the previous sentence.

          5.4  Valid Issuance of Common Stock. The Common Stock and the
               ------------------------------
Warrants, when issued, sold and delivered in accordance with the terms hereof, for the consideration expressed herein, will be validly issued, fully paid and nonassessable and, based in part upon the representations of Subscriber in this Agreement, will be issued in compliance with all applicable U.S. federal and state securities laws. The Warrant Shares, when issued in accordance with the terms of the Warrants, shall be duly and validly issued and outstanding, fully paid and nonassessable, and based in part on the. representations and warranties of Subscriber, will be issued in compliance with all applicable U.S. federal and state securities laws. The Put Shares, the Warrants and the Warrant Shares will be issued free of any preemptive rights.

          5.5  Compliance with Other Instruments. The Company is not in
               ---------------------------------
violation or default of any provisions of its Certificate of Incorporation or Bylaws, each as amended and in effect on and as of the date of the Agreement, or of any material provision of any material instrument or material contract to which it is a party or by which it is bound or of any provision of any federal or state judgment, writ, decree, order, statute, rule or governmental regulation applicable to the Company, which would have a material adverse effect on the Company's business or prospects, or on the performance of its obligations under this Agreement or the Registration Rights Agreement. The execution, delivery and performance of this Agreement and the other agreements entered into in conjunction with the Offering and the consummation of the, transactions contemplated hereby and thereby will not (a) result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company, which would have a material adverse effect on the Company's business or prospects, or on the performance of its obligations under this Agreement, the Registration Rights Agreement, (b) violate the Company's Certificate of Incorporation or By-Laws or (c) violate any statute, rule or governmental regulation applicable to the Company which violation would have a material adverse effect on the Company's business or prospects.

          5.6 Reporting Company. The Company is subject to the reporting
              -----------------
requirements of the Exchange Act, has a class of securities registered under
Section 12 of the Exchange Act, and has filed a reports required by the Exchange Act since the date the Company first became subject to such reporting obligations. The Company undertakes to furnish Subscriber With copies of such reports as may be reasonably requested by Subscriber prior to consummation of this and thereafter, to make such reports available, for the AM term of this Agreement, including any extensions thereof, and for as long as Subscriber holds the Securities. The Common Stock is duly listed on the O.T.C. Bulletin Board. The Company is not in violation of the listing requirements of the O.T.C. Bulletin Board and does not reasonably anticipate that the Common Stock will be delisted by the O.T.C. Bulletin Board for the foreseeable future. The Company has filed all reports required under the Exchange Act. The Company has not furnished to the Subscriber any material nonpublic information concerning the Company.

          5.7  Capitalization. The capitalization of the Company as of December
               --------------
10, 1998 is, and the capitalization as of the Closing, subject to conversion of any outstanding Series I Preferred Stock, exercise of my outstanding warrants and/or exercise of any outstanding stock options, after taking into account the offering of the Securities contemplated by this Agreement and all other share issuances occurring prior to this Offering, will be, as set forth in the Capitalization Schedule as set forth in Exhibit K. There are no securities or
                                        ---------
instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities. Except as disclosed in the Capitalization Schedule, as of the date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe for, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company or any of its subsidiaries, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries, and (ii) except as disclosed in the Disclosure Documents, there are no agreements or arrangements tinder which the Company or any of its subsidiaries is obligated to register the sale of any of its or their securities under the Act

          5.8  Intellectual Property. The Company has valid, unrestricted and
               ---------------------
exclusive ownership of or rights to use the patents, trademarks, trademark registrations, trade names, copy rights, know-how, technology and other intellectual property necessary to the conduct of its Exhibit M lists all
                                                       ---------
patents, trademarks, trademark registrations, trade names and copyrights of the Company. The Company has granted such licenses or has assigned or otherwise transferred a portion of (or all of) such valid, unrestricted and exclusive patents, trademarks, trademark registrations, trade names, copyrights, know-how, technology and other intellectual property necessary to the conduct of its business asset forth in Exhibit M. The Company has been granted licenses, know-
                        ---------
how, technology and/or other intellectual property necessary to the conduct of its business as set forth in Exhibit M. To the best of the Company's knowledge
                             ---------
after due inquiry, the Company is not infringing on the intellectual property rights of any third party, nor is any third party infringing on the Company's intellectual property rights. There are no restrictions in any agreements, licenses, franchises, or other instruments that preclude the Company from engaging in its business as presently conducted.

          5.9  Use of Proceeds. As of the date hereof, the Company expects to
               ---------------
use the proceeds from this Offering (less fees and expenses) for the purposes and in the approximate amounts set forth on the Use of Proceeds Schedule set forth as Exhibit L hereto. These purposes and amounts are estimates and are
         ---------
subject to change without notice to any Subscriber.

          5.10 No Rights of Participation. No person or entity, including, but
               --------------------------
not limited to, current or former stockholders of the Company, underwriters, brokers, agents or other third parties, has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the financing contemplated by this Agreement which has not been waived.

          5.11 Company Acknowledgment. The Company hereby acknowledges that
               ----------------------
Subscriber may elect to hold the Securities for various periods of time, as permitted by the term of this Agreement, the Warrants, and other agreements contemplated hereby, and the Company further acknowledges that Subscriber has made no representations or warranties, either written or oral, as to how long the Securities will be held by Subscriber or regarding Subscriber's trading history or investment strategies.

          5.12 [Intentionally Left Blank].
               --------------------------

          5.13 Underwriter's Fees and Rights of First Refusal. The Company is
               ----------------------------------------------
not obligated to pay any compensation or other fees, costs or related expenditures in cash or securities to any underwriter, broker, agent or other representative other than the Subscriber in connection with this Offering.

          5.14 Availability of Suitable Form for Registration. The Company is
               ----------------------------------------------
currently eligible and agrees to maintain its eligibility to register the resale of its Common Stock on a registration statement on a suitable form under the Act.

          5.15 No Integrated Offering. Neither the Company, nor any of its
               ----------------------
affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any of the Company's securities or solicited any offers to buy any security under circumstances that would prevent the parties hereto from consummating the transactions contemplated hereby pursuant to an exemption from registration under Regulation D of the Act or would require the issuance of any other securities to be integrated with this Offering under the Rules of Nasdaq. The Company has not engaged in any form of general solicitation or advertising in connection with the offering of the Common Stock or the Warrants.

          5.16 [Intentionally Left Blank].
               --------------------------

          5.17 Foreign Corrupt Practices. Neither the Company, nor any of its
               -------------------------
subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any subsidiary has, in the course of its actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign of domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

          5.18 Key Employees. Each Key Employee (as defined in Exhibit N is
                   -----------                                 ---------
currently serving the Company in the capacity disclosed in Exhibit N. No Key
                                                           ---------
Employee, to the best knowledge of the Company and its subsidiaries, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each Key Employee does not subject the Company or any of its subsidiaries to any liability with respect to any of the foregoing matters. No Key Employee has, to the best knowledge of the Company and its subsidiaries, any intention to terminate his employment with, or services to, the Company or any of its subsidiaries.

          5.19 Representations Correct. The foregoing representations,
               -----------------------
warranties and agreements are true, correct and complete in all material respects, and shall survive any Put Closing and the issuance of the shares of Common Stock thereby.

          5.20 Tax Status. The Company has made or filed all federal and state
               ----------
income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and as set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

          5.21 Transactions With Affiliates. Except as set forth in the
               ----------------------------
Disclosure Documents, none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

         5.22 Application of Takeover Protections. The Company and its board of
              -----------------------------------
directors have taken all necessary action, if any, in order to render inapplicable, any control share acquisition, business combination or other similar anti-takeover provision under California law which is or could become applicable to the Subscriber as a result of the transactions contemplated by this Agreement, including, without limitation, the issuance of the Common Stock, any exercise of the Warrants and ownership of the Common Shares and Warrant Shares. The Company has not adopted and will not adopt any "poison pill" provision that will be applicable to Subscriber as a result of transactions contemplated by this Agreement.

         5.23 Other Agreements. The Company has not, directly or indirectly,
              ----------------
made any agreements with the Subscriber under a subscription in the form of this Agreement for the purchase of Common Stock, relating to the terms or conditions of the transactions contemplated hereby or thereby except as expressly set forth herein, respectively, or in exhibits hereto or thereto.

         5.24 Major Transactions. Other than a potential Bergen Brunswick
              ------------------
transaction, there are no other Major Transactions currently pending or contemplated by the Company.

         5.25 Financings. Other than a potential Bergen Brunswick transaction,
              ----------
there are no other financings currently pending or contemplated by the Company.

         5.26 Shareholder Authorization. The Company shall, at its next annual
              -------------------------
shareholder meeting, or at a special meeting to be held as soon as practicable thereafter, use its best efforts to obtain approval of its shareholders to (i) authorize the issuance of the full number of shares of Common Stock which would be issuable under this Agreement and eliminate any prohibitions under applicable law or the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over the Company or any of its securities with respect to the Company's ability to issue shares of Common Stock in excess of the Cap Amount (such approvals being the "20% Approval") and (ii) the increase in the number of authorized shares of Common Stock of the Company (the "Share Authorization Increase Approval") such that at least 15,000,000 shares can be reserved for this Offering. In connection with such shareholder vote, the Company shall use its best efforts to cause all officers and directors of the Company to promptly enter into irrevocable agreements to vote all of their shares in favor of eliminating such prohibitions. As soon as practicable after the 20% Approval and the Share Authorization Increase Approval, the Company agrees to use its best efforts to reserve 15,000,000 shares of Common Stock for issuance under this Agreement.

     6.   Covenants of the Company

          6.1  Independent Auditors. The Company shall, until at least the
               --------------------
Termination Date, maintain as its independent auditors an accounting firm authorized to practice before the SEC.

          6.2  Corporate Existence and Taxes. The Company shall, until at least
               -----------------------------
the Termination Date, maintain its corporate existence in good standing and remain a "Reporting Issuer" (defined as a Company which files periodic reports under the Exchange Act) (provided, however, that the foregoing covenant shall not prevent the Company from entering into any merger or corporate reorganization as long as the surviving entity in such transaction, if not the Company, assumes the Company's obligations with respect to the Common Stock and has Common Stock listed for trading on a stock exchange or on Nasdaq and is a Reporting Issuer) and shall pay all its taxes when due except for taxes which the Company disputes.

         6.3 Registration Rights. The Company will enter into a registration
             -------------------
rights agreement covering the resale of the Common Shares and the Warrant Shares substantially in the form of the Registration Rights Agreement attached as Exhibit A.
---------

         6.4 [Intentionally Omitted].

         6.5 Asset Transfers. The Company shall not (i) transfer, sell, convey
             ---------------
or otherwise dispose of any of its material assets to any Subsidiary except for a cash or cash equivalent consideration and for a proper business purpose or
(ii) transfer, sell, convey or otherwise dispose of any of its material assets to any Affiliate, as defined below, during the Term of this Agreement. For purposes hereof, "Affiliate" shall mean any officer of the Company, director of the Company or owner of twenty percent (20%) or more of the Common Stock or other securities of the Company.

         6.6 Capital Raising Limitations; Rights of First Refusal.
             ----------------------------------------------------

             6.6.1 Capital Raising Limitations. From the date of this Agreement until the earlier of (i) the date that the sum of the aggregate Put Share Price for all Put Shares equal the Maximum Offering Amount, or (ii) the Termination Date (the "Lock Up Period"), the Company may not issue any equity securities or securities convertible into equity securities for cash consideration to anyone other than Subscriber, without Subscriber's written permission. Notwithstanding the above, for a period of ninety (90) days after the Private Equity Line Commitment Closing, the Company may issue debt convertible into common stock to Bergen Brunswick (a "Bergen Brunswick" transaction). In the event that Bergen Brunswick invests $25,000,000 or more into the Company prior to the date that is ninety (90) days after the Private Equity Line Commitment Closing, the Company may terminate this Agreement by paying $100,000 to Subscriber, in which case the Subscriber is entitled to keep its Commitment Warrants.

             6.6.2 Subscriber's Right of First Refusal. Subscriber shall have a right of first refusal to purchase the first forty million dollars ($40 million) of equity securities or securities convertible into equity securities offered or issued by the Company for cash consideration after the Lock Up Period.

         6.7 Financial 10-K Statements, Etc. and Current Reports on Form 8-K.
             ----------------------------------------------------------------
The Company shall deliver to the Subscriber copies of its annual reports on Form 10-K, and quarterly reports on Form 10-Q and shall deliver to the Subscriber current reports on form 8-K within two (2) days of filing for the Term of this Agreement.

         6.8 Opinion of Counsel. Subscriber shall, concurrent with the purchase
             --------------------
of the Common Stock and accompanying Warrants pursuant to this Agreement, receive an opinion letter from the Company's legal counsel, in the form attached as Exhibit B or in such form as agreed upon by the parties, as to the Private
   ---------
Equity Line Commitment Closing and in the form attached as Exhibit I or in such
                                                           ---------
form as agreed upon by the parties, as to any Put Closing.

         6.9 Removal of Legend.   If the certificates representing any
             -----------------
Securities are issued with a restrictive Legend in accordance with the terms of this Agreement, the Legend shall be removed and the Company shall issue a certificate without such Legend to the holder of any Security upon which it is stamped, and a certificate for a security shall be originally issued without the Legend, if (a) the sale of such Security is registered under the Act, or (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions (the reasonable cost of which shall be borne by the Company), to the effect that a public sale or transfer of such Security may be made without registration under the Act, or (c) such holder provides the Company with reasonable assurances that such Security can be, sold pursuant to Rule 144. Each Subscriber agrees to sell all Securities, including those represented by a certificate(s) from which the Legend his been removed, or which were originally issued without the Legend, pursuant to an effective registration statement and to deliver a prospectus in connection with such sale or in compliance with an exemption from the registration requirements of the Act.

     6.10 Listing. Subject to the remainder of this Section 6.10, the Company
          -------
shall ensure that its shares of Common Stock (including all Warrant Shares) are listed and available for trading on the O.T.C. Bulletin Board. Thereafter, the Company shall (i) use its best efforts to continue the listing and trading of its Common Stock on the NMS, or on the New York Stock Exchange ("NYSE") or any other national exchange; and (ii) comply in all material respects with the Company's reporting, filing and other obligations under the By-Laws or rules of the National Association of Securities Dealers ("NASD") and such exchanges, as applicable.

          6.11 The Company's Instructions to Transfer Agent. The Company will
               --------------------------------------------
instruct the Transfer Agent of the Common Stock to issue certificates, registered in the name of each Subscriber or its nominee, for the Put Shares, and Warrant Shares in such amounts as specified from time to time by the Company upon any exercise by the Company of a Put and/or exercise of the Warrants by the holder thereof. Such certificates shall not bear a Legend unless issuance with a Legend is permitted by the terms of this Agreement and Legend removal is not permitted by Section 6.9 hereof and the Company shall cause the Transfer Agent to issue such certificates without a Legend. Nothing in this Section shall affect in any way each Subscriber's obligations and agreement set forth in Sections 3.3.3 or 3.3.4 hereof to resell the Securities pursuant to an effective registration statement and to deliver a prospectus in connection with such sale or in compliance with an exemption from the registration requirements of applicable securities laws. If (a) a Subscriber provides the Company with an opinion of counsel, which opinion of counsel shall be in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from registration or (b) a Subscriber transfers Securities to an affiliate which is an accredited investor pursuant to Rule 144, the Company shall permit the transfer, and, in the case of Put Shares and Warrant Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denomination as specified by such Subscriber. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to a Subscriber by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this
Section 6.11 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 6.11, that a Subscriber shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

          6.12 Stockholder 20% Approval. Prior to the closing of any Put that
               ------------------------
would cause the Aggregate Issued Shares to exceed the Cap amount, the Company shall obtain approval of its stockholders to authorize (i) the issuance of the full number of shares of Common Stock which would be issuable pursuant to this Agreement but for the Cap Amount and eliminate any prohibitions under applicable law or the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over the Company or any of its securities with respect to the Company's ability to issue shares of Common Stock in excess of the Cap Amount (such approvals being the "Stockholder 20% Approval").

          6.13 Press Release. The Company agrees that the Subscriber shall have
               -------------
the right to review and comment upon any press release issued by the Company in connection with the Offering which approval shall not be unreasonably withheld by Subscriber.

     7.   Subscriber Covenant/Miscellaneous.

          7.1  Representations and Warranties Survive the Closing;
               ---------------------------------------------------
Severability. Subscriber's and the Company's representations and warranties
------------
shall survive the Subscription Date
and any Put Closing contemplated by this Agreement notwithstanding any due diligence investigation made by or on behalf of the party seeking to rely thereon. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, or is altered by a term required by the Securities Exchange Commission to be included in the Registration Statement, this Agreement shall continue in full force and effect without said provision; provided that if the removal of such provision materially changes the economic benefit of this Agreement to the Subscriber, the Subscriber, at its option, may terminate this Agreement or require that other terms of the Agreement be amended to compensate for such material economic changes.

          7.2 Successors and Assigns. This Agreement shall not be assignable
              ----------------------
without the Company's written consent, If assigned, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. Subscriber may assign Subscriber's rights hereunder, in connection with any private sale of the Common Stock of such Subscriber, so long as, as a condition precedent to such transfer, the transferee executes an acknowledgment agreeing to be bound by the applicable provisions of this Agreement in a form acceptable to the Company and provides an original copy of such acknowledgment to the Company.

          7.3 Execution in Counterparts Permitted. This Agreement may be
              -----------------------------------
executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one (1) instrument.

          7.4 Titles and Subtitles; Gender. The titles and subtitles used in
              ----------------------------
this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. The use in this Agreement of a masculine, feminine or neither pronoun shall be deemed to include a reference to the others.

          7.5 Written Notices, Etc. Any notice, demand or request required or
              --------------------
permitted to be given by the Company or Subscriber pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally, or by facsimile or upon receipt if by overnight or two (2) day courier, addressed to the parties at the addresses and/or facsimile telephone number of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing; provided, however, that in order for any notice to be effective as to the Subscriber such notice shall be delivered and sent, as specified herein, to all the addresses and facsimile telephone numbers of the Subscriber set forth at the end of this Agreement or such other address and/or facsimile telephone number as Subscriber may request in writing.

          7.6 Expenses. Except as set forth in the Registration Rights
              --------
Agreement, each of the Company and Subscriber shall pay all costs and expenses that it respectively incurs, with respect to the negotiation, execution, delivery and performance of this Agreement.

          7.7 Entire Agreement; Written Amendments Required. This Agreement,
              ---------------------------------------------
including the Exhibits attached hereto, the Common Stock certificates, the Warrants, the Registration Rights Agreement, and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

          7.8 Arbitration. Except as otherwise provided in Section 6.11 of this
              -----------
Agreement, any controversy or claim arising, out of or related to the Transaction Documents or the breach thereof, shall be settled by binding arbitration in Wilmington, Delaware in accordance with the Expedited Procedures (Rules 53-57) of the Commercial Arbitration Rules of the American Arbitration Association ("AAA"). A proceeding shall be commenced upon written demand by Company or any Subscriber to the other. The arbitrator(s) shall enter a judgment by default against any party, which fails or refuses to appear in any properly noticed arbitration proceeding. The proceeding shall be conducted by one (1) arbitrator, unless the amount alleged to be in dispute exceeds two hundred fifty thousand dollars ($250,000), in which case three (3) arbitrators shall preside. The arbitrator(s) will be chosen by the parties from a list provided by the AAA, and if they are unable to agree within ten (10) days, the AAA shall select the arbitrator(s). The arbitrators must be experts in securities law and financial transactions. The arbitrators shall assess costs and expenses of the arbitration, including all attorneys' and experts' fees, as the arbitrators believe is appropriate in light of the merits of the parties' respective positions in the issues in dispute. Each party submits irrevocably to the jurisdiction of any state court sitting in Wilmington, Delaware or to the United States District Court sitting in Delaware for purposes of enforcement of any discovery order, judgment of award in connection with such arbitration. The award of the arbitrator(s) shall be final and binding upon the parties and may be enforced in any court having jurisdiction. The arbitration shall be held in such place as set by the arbitrator(s) in accordance with Rule 55.

          Although the parties, as expressed above, agree that all claims, including claims that are equitable in nature, for example specific performance, shall initially be prosecuted in the binding arbitration procedure outlined above, if the arbitration panel dismisses or otherwise fails to entertain any or all of the equitable claims asserted by reason of the fact that it lacks jurisdiction, power and/or authority to consider such claims and/or direct the remedy requested, then, in only that event, will the parties have the right to initiate litigation respecting such equitable claims or remedies. The forum for such equitable relief shall be in either a state or federal court sitting in Wilmington, Delaware. Each party waives any right to a trial by jury, assuming such right exists in an equitable proceeding, and irrevocably submits to the jurisdiction of said Delaware court. Delaware law shall govern both the proceeding as well as the interpretation and construction of the Transaction Documents and the transaction as a whole.

     8.   Subscription and Wiring Instructions; Irrevocability.

          8.1 Subscription
              -------------

          (a) Wire transfer of Subscription Funds. Subscriber shall deliver Put Dollar Amounts (as payment towards any Put Share Price) by wire transfer, to the Company pursuant to a wire instruction letter to be provided by the Company, and signed by the Company.

         (b) Irrevocable Subscription. Subscriber hereby acknowledges and agrees, subject to the provisions of any applicable laws providing for the refund of subscription amounts submitted by Subscriber, that this Agreement is irrevocable and that Subscriber is not entitled to cancel, terminate or revoke this Agreement or any other agreements executed by such Subscriber and delivered pursuant hereto, and that this Agreement and such other agreements shall survive. the death or disability of such Subscriber and shall be, binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. If the Securities subscribed for are to be owned by more than one person, the obligations of all such owners under this Agreement shall be joint and several, and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be. binding upon each such person and his heirs, executors, administrators, successors, legal representatives and assigns. Notwithstanding the foregoing, (i) if the conditions to Closing are. not satisfied or (ii) if the Disclosure Documents are discovered prior to Closing to contain statements which are materially inaccurate, or omit statements of material fact, Subscriber may revoke or cancel this Agreement.

          8.2  Acceptance of Subscription. Ownership of the number of Securities
               ----------------------------
purchased hereby will pass to Subscriber upon the Equity Line Commitment Closing or any Put Closing.

          8.3  (Intentionally Omitted]

     9.  Indemnification.

     In consideration of the Subscriber's execution and delivery of the Subscription Agreement, the Registration Rights Agreement and the Warrants (the "Transaction Documents") and acquiring the Securities thereunder and in addition to all of the Company's other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless Subscriber and all of its stockholders, officers, directors, employees and direct or indirect investors and any of the foregoing person's agents, members, partners or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorney's fees and disbursements (the "Indemnified Liabilities"), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or documents contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, or
(c) any cause of action, suit or claim, derivative or otherwise, by any stockholder of the Company based on a breach or alleged breach by the Company or any of its officers or directors of their fiduciary or other obligations to the stockholders of the Company.

     To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make me, maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which it would be required to make if such foregoing undertaking was enforceable which is permissible under applicable law.

     Promptly after receipt by an Indemnified Party of notice of the commencement of any action pursuant to which indemnification may be sought, such Indemnified Party will, if a claim in respect thereof is to be made against the other party (hereinafter "Indemnitor") under this Section 9, deliver to the Indemnitor a written notice of the commencement thereof and the Indemnitor shall have the right to participate in and to assume the defense thereof with counsel reasonably selected by the Indemnitor, provided, however, that an Indemnified Party shall have the right to retain its own counsel, with the reasonably incurred fees and expenses of such counsel to be paid by the Indemnitor, if representation of such Indemnified Party by the counsel retained by the Indemnitor would be inappropriate due to actual or potential conflicts of interest between such Indemnified Party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the Indemnitor within a reasonable time of the commencement of any such action, if prejudicial to the Indemnitor's ability to defend such action, shall relieve the Indemnitor of any liability to the Indemnified Party under this Section 9, but the omission to so deliver written notice to the Indemnitor will not relieve it of any liability that it may have to any Indemnified Party other than under this Section 9 to the extent it is prejudicial.

     10.  [Intentionally Left Blank].




                           [INTENTIONALLY LEFT BLANK]

11.   [Intentionally Left Blank].

12. Accredited Investor. Subscriber is an "accredited investor" because (check all applicable boxes):

(a)   [_]    It is an organization described in Section 501(c)(3) of the
             Internal Revenue Code, or a corporation, limited duration company, limited liability company, business trust, or partnership not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

(b)   [_]    any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchased is directed by a sophisticated person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.

(c)   [_]    a natural person, who

      [_] is a director, executive officer or general partner of the issuer of the securities being offered or sold or a director, executive officer or general partner of a general partner of that issuer.

      [_] has an individual net worth, or joint net worth that person's spouse, at the time of his purchase exceeding $1,000,000.

      [_] had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

(d)   [_]    an entity each equity owner of which is an entity described in
             a - b above or is an individual who could check one (1) of the last three (3) boxes under subparagraph (c) above.

(e)   [_]    other                                                     [specify]
             ___________________________________________________________________

     The undersigned hereby subscribes for 100% of The Equity Line Maximum Offering Amount and acknowledges that this Agreement and the subscription represented hereby shall not be effective unless accepted by the Company as indicated below.

     IN WITNESS WHEREOF, the undersigned Subscribes does represent and certify under penalty of purjury that the foregoing statements are true and correct and that Subscriber by the following signature(s) executed this Agreement.

Dated this 15th day of December __, 1998.

/s/ E.S. SWARTZ                   Swartz Private Equity, L.L.C.
--------------------------------  ----------------------------------------------
   Your Signature                 PRINT EXACT NAME IN WHICH YOU WANT
                                  THE SECURITIES TO BE REGISTERED

Eric S. Swartz                    SECURITY DELIVERY INSTRUCTIONS:
--------------------------------  ----------------------------------------------
Name: Please Print                Please type or print address where your
                                  security is to be delivered

          Manager                 ATTN: Eric S. Swartz
--------------------------------        ----------------------------------------
Title/Representative Capacity
(if applicable)
                                  1080 Holcomb Bridge Rd.
--------------------------------  ----------------------------------------------
Name of Company You Represent     Street Address
(if applicable)
                                  Blding 200, Suite 285 Roswell, GA 30076
--------------------------------  ----------------------------------------------
Place of Execution of this        City, State or Province, Country, Offshore
Agreement                         Postal Code

NOTICE OF DELIVERY INSTRUCTIONS:           WITH A COPY DELIVERED TO:
--------------------------------           -------------------------
Please print address where any             Please print address where Copy is to
Notice is to be delivered                  be delivered

ATTN: /s/ CARLTON JOHNSON                  ATTN: /s/ BRAD HATHORN
     ---------------------------                --------------------------------

1070 Holcomb Bridge Rd.
Blding 200, Suite 285                      Same as Johnson
--------------------------------           -------------------------------------
Street Address                             Street Address

Roswell, GA  30076                         Same as Johnson
--------------------------------           -------------------------------------
City, State or Province, Country,          City, State or Country, Offshore
Offshore Postal Code                       Postal Code
Telephone: 770-640-8130                    Telephone: 770-640-8130
          ----------------------                     ---------------------------
Facsimile: 770-640-7150                    Facsimile: 770-640-7150
          ----------------------                     ---------------------------
Facsimile:                                 Facsimile:
          ----------------------                     ---------------------------

THIS AGREEMENT IS ACCEPTED BY THE COMPANY IN THE AMOUNT OF 100% OF THE EQUITY LINE MAXIMUM OFFERING AMOUNT OF THE 15th DAY OF DECEMBER 1998.

                                       SHOPPING.COM

                                       By: /s/ FRANK W. DENNY
                                          --------------------------------------
                                          Frank W. Denny, Chairman

                            Address:      SHOPPING.COM
                                          2101 E. Coast Highway, Garden Level
                                          Corona Del Mar, CA 92625
                                          Telephone No. (949)-640-4393
                                          Fax: (949)-640-4374

                              ADVANCE PUT NOTICE


SHOPPING.COM (the "Company") hereby intends, subject to the Individual Put Limit (as defined in the Subscription Agreement), to elect to exercise a Put to sell the number of shares of Common Stock of the Company specified below, to _________________________, the Subscriber, as of the Intended Put Date written below, all pursuant to that certain Regulation D Private Equity Line Subscription Agreement (the "Subscription Agreement").


                     Date of Advance Put Notice: ______________________


                     Intended Put Date: _______________________________


                     Intended Put Share Amount: _______________________


                                 SHOPPING.COM


                                 By: _______________________________________
                                     Frank W. Denny, Chairman

                     Address:    Shopping.Com
                                 2101 E. Coast Highway, Garden Level
                                 Corona Del Mar, CA 92625
                                 Telephone No. (949) 640-4393
                                 Facsimile No. (949) 640-4374



                                   EXHIBIT E

                      CONFIRMATION of ADVANCE PUT NOTICE


_______________________________, the Subscriber, hereby confirms receipt of SHOPPING.COM's (the "Company") Advance Put Notice on the Advance Put Date written below, and its intention to elect to exercise a Put to sell shares of common stock ("Intended Put Share Amount") of the Company to the Subscriber, as of the intended Put Date written below, all pursuant to that certain Regulation D Private Equity Line Subscription Agreement (the "Subscription Agreement").


                               Date of Confirmation: __________________________

                               Date of Advance Put Notice: ____________________

                               Intended Put Date: _____________________________

                               Intended Put Share Amount: _____________________


                               SUBSCRIBER(S)

                               ________________________________________________
                               Subscriber's Name

                               By: ____________________________________________
                                         (Signature)
                Address:       ________________________________________________

                               ________________________________________________

                               ________________________________________________

                Telephone No.: ________________________________________________

                Facsimile No.: ________________________________________________



                                   EXHIBIT F

                                  PUT NOTICE

SHOPPING.COM (the "Company") hereby elects to exercise a Put to sell shares of common stock ("Common Stock") of the Company to __________________, the Subscriber, as of the Put Date, at the Put Share Price and for the number of Put Shares written below, all pursuant to that certain Regulation D Private Equity Line Subscription Agreement (the "Subscription Agreement").

                                    Put Date: _______________________

                                    Intended Put Share Amount (from Advance Put
                                    Notice): ________________________



Note: "Pricing Period" and "Individual Put Limit" shall have the meanings ascribed to them in this Equity Line Subscription Agreement.

                                    SHOPPING.COM

                                    By: ______________________________________
                                        Frank W. Denny, Chairman

                       Address:     Shopping.Com
                                    2101 E. Coast Highway, Garden Level
                                    Corona Del Mar, CA 92625
                                    Telephone No. (949) 640-4393
                                    Facsimile No. (949) 640-4374

                                   EXHIBIT G

                          CONFIRMATION of PUT NOTICE


_____________________________, the Subscriber, hereby confirms receipt of Shopping.Com (the "Company") Put Notice and election to exercise a Put to sell ________________________ shares of common stock ("Common Stock") of the Company to Subscriber, as of the Put Date, all pursuant to that certain Regulation D Private Equity Line Subscription Agreement (the "Subscription Agreement").

                                  Date of Confirmation: ________________________

                                  Put Date: ____________________________________

                                  Intended Put Share Amount: ___________________



                                  SUBSCRIBER(S)

                                  ______________________________________________
                                  Subscriber's Name

                                  By: __________________________________________
                                              (Signature)
                   Address:       ______________________________________________

                                  ______________________________________________

                                  ______________________________________________

                   Telephone No.: ______________________________________________

                   Facsimile No.: ______________________________________________


                                   EXHIBIT H

                          PRICING CONFIRMATION NOTICE


SHOPPING.COM (the "Company") hereby states that the Market Price, Put Share Price and Put Dollar Amount for the Put Shares of Common Stock put to the Subscriber in the Put Notice referred to below are as follows, pursuant to that certain Regulation D Private Equity Line Subscription Agreement (the "Subscription Agreement").


                                   Put Date: ___________________________________

                                   Intended Put Share Amount on Put Date:

                                   ___________________ shares

                                   Individual Put Limit: ________________ shares

                                   Pricing Period: _______ Trading Days

                                   Market Price for Put: _______________________

                                   Applicable Put Share Price: _________________

                                   Put Dollar Amount: __________________________




                                   SHOPPING.COM


                                   By: _________________________________________
                                       Frank W. Denny, Chairman

                        Address:   Shopping.Com
                                   2101 E. Coast Highway, Garden Level
                                   Corona del Mar, CA 92625
                                   Telephone No. (949) 640-4393
                                   Facsimile No. (949) 640-4374


                                   EXHIBIT P

                            PUT CANCELLATION NOTICE


SHOPPING.COM (the "Company") hereby cancels the Put specified below, pursuant to that certain Regulation D Private Equity Line Subscription Agreement (the "Subscription Agreement"), as of the close of trading on the date specified below (the "Cancellation Date," which date must be on or after the date that this notice is delivered to the Subscriber), provided that such cancellation shall not apply to the number of shares of Common Stock that the Subscriber has sold on or after the date of the applicable Advance Put Notice up through the close of trading on the Cancellation Date:



                                      Cancellation Date: _______________________

                                      Put Date of Put Being Canceled: __________

                                      Number of Shares Put on Put Date: ________


The Company understands that, by canceling this Put, it must give twenty (20) Business Days advance written notice to the Subscriber before effecting the next Put.




                                      SHOPPING.COM


                                      By: ______________________________________
                                          Frank W. Denny, Chairman

                         Address:     Shopping.Com
                                      2101 E. Coast Highway, Garden Level
                                      Corona del Mar, CA 92625
                                      Telephone No. (949) 640-4393
                                      Facsimile No. (949) 640-4374-1416



                                   EXHIBIT Q

                    CONFIRMATION of PUT CANCELLATION NOTICE


____________________________, the Subscriber, hereby confirms receipt of Shopping.Com (the "Company") Put Cancellation Notice, dated _____________ delivered pursuant to that certain Regulation D Private Equity Line Subscription Agreement (the "Subscription Agreement").


                               Date of Confirmation: ___________________________

                               Put Date of Cancelled Put: ______________________

                               Intended Put Share Amount
                               of Cancelled Put: _______________________________



                                            SUBSCRIBER(S)

                                            ____________________________________
                                            Subscriber's Name

                                            By: ________________________________
                                                     (Signature)
                                Address:    ____________________________________

                                            ____________________________________

                                            ____________________________________

                             Telephone No.: ____________________________________

                             Facsimile No.: ____________________________________


                                   EXHIBIT T